SUPPLEMENT TO THE FIDELITY SELECT
PORTFOLIOS(registered trademark) APRIL 29, 1999 PROSPECTUS

   At a recent shareholder meeting for Fidelity Select Precious Metals and Minerals Portfolio, shareholders approved the merger of this fund into Fidelity Select Gold Portfolio. On or about the close of business of the New York Stock Exchange on February 29, 2000, shareholders of Fidelity Select Precious Metals and Minerals Portfolio will receive the number of full and fractional shares of Fidelity Select Gold Portfolio equal in value to the aggregate net asset value of their shares of Fidelity Select Precious Metals and Minerals Portfolio. Fidelity has agreed to limit the total operating expenses of Fidelity Select Gold Portfolio to 1.54% of average net assets through February 28, 2001, after which Fidelity Select Gold Portfolio's expenses could increase.

REGIONAL BANKS PORTFOLIO HAS CHANGED ITS NAME TO "BANKING PORTFOLIO." References in the Prospectus to "Regional Banks Portfolio" are each hereby replaced by "Banking Portfolio" and references to "Regional Banks" are each hereby replaced by "Banking."

The following information replaces similar information for "Banking Portfolio" found in the "Fund Summary" section on page P-15.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing at least 80% of assets in securities of companies principally engaged in accepting deposits and making commercial and principally non-mortgage consumer loans.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The following information replaces similar information found under the heading "Average Annual Returns" in the "Fund Summary" section on page P-31.

The returns in the following table include the effect of each fund's 3.00% maximum applicable front-end sales charge and each stock fund's $7.50 redemption fee (trading fee).

   EFFECTIVE MARCH 1, 2000, the following information replaces similar information found under the heading "Fee Table" in the "Fund Summary" section on page P-34.

GOLD  Management fee               0.59%

      Distribution and Service     None
      (12b-1) fee

      Other expenses               0.98%

      Total annual fund operating  1.57%
      expensesB


   EFFECTIVE MARCH 1, 2000, the following information supplements footnote A found under the heading "Fee Table" in the "Fund Summary" section on page P-36.

   B FMR HAS AGREED TO REIMBURSE GOLD PORTFOLIO TO THE EXTENT THAT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, CERTAIN SECURITIES LENDING COSTS, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES), AS A PERCENTAGE OF ITS RESPECTIVE AVERAGE NET ASSETS, EXCEED 1.54%. THIS ARRANGEMENT WILL REMAIN IN EFFECT THROUGH FEBRUARY 28, 2001.

The following information replaces the second paragraph for "Environmental Services Portfolio" found under the heading "Principal Investment Strategies" in the "Fund Basics" section beginning on page P-46.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in the research, development, manufacture or distribution of products, processes, or services related to waste management or pollution control. These companies may include, for example, companies involved in the transportation, treatment, or disposal of hazardous or other wastes; transforming waste into energy; recycling; and remedial projects such as groundwater and underground storage tank decontamination, asbestos cleanup, and emergency cleanup response. They may also include companies involved in the detection, analysis, evaluation, and treatment of both existing and potential environmental problems such as contaminated water, air pollution, and acid rain; companies that provide sanitation or filtration equipment or services; companies involved in the reduction of hazardous emissions or other pollution reduction or prevention efforts; and companies that provide design, engineering, construction, and consulting services to companies engaged in waste management or pollution control.

The following information replaces the second paragraph for "Banking Portfolio" found under the heading "Principal Investment Strategies" in the "Fund Basics" section on page P-52.

FMR normally invests at least 80% of the fund's assets in securities of companies principally engaged in accepting deposits and making commercial and principally non-mortgage consumer loans. These companies may include, for example, state chartered banks, savings and loan institutions, banks that are members of the Federal Reserve System, and U.S. institutions whose deposits are not insured by the federal government. In addition, these companies may offer merchant banking, consumer and commercial finance, discount brokerage, leasing and insurance.

The following information replaces similar information found under the heading "Fund Management" in the "Fund Services" section on page P-69.

(small solid bullet) Fidelity Management & Research (Far East) Inc. (FMR Far East) serves as a sub-adviser for each stock fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each stock fund.

The following information supplements similar information found under the heading "Fund Management" in the "Fund Services" section on page P-69.

(small solid bullet) Fidelity Investments Japan Limited (FIJ), in Tokyo, Japan, serves as a sub-adviser for each stock fund. As of September 28, 1999, FIJ had approximately $16.3 billion in discretionary assets under management. Currently, FIJ provides investment research and advice on issuers based outside the United States for each stock fund.

   EFFECTIVE FEBRUARY 25, 2000, the following information replaces similar information found under the heading "Fund Management" in the "Fund Services" section beginning on page P-69.

   Pratima Abichandani is manager of Medical Delivery, which she has
managed since February 2000.     Since joining Fidelity in 1994,
   Ms. Abichandani     has worked as an analyst and manager. She
received an MBA from Harvard Business School in 1994.

Jeffrey Feingold is manager of Defense and Aerospace,
Transportation and Air Transportation    , which he has managed since
November 1998,    February 2000 and February 2000, respectively.
Mr. Feingold joined Fidelity in 1997 and has worked as an equity analyst following the apparel, textile and footwear industries.

N   icholas Tiller is manager of Energy Service, which he has managed since February 2000. Mr. Tiller joined Fidelity as an equity analyst in 1998 after receiving his MBA from Harvard Business School in
199    8.

The following information replaces similar information found under the heading "Fund Management" in the "Fund Services" section beginning on page P-69.

Praveen Abichandani is manager of Industrial Equipment, which he has managed since January 2000. Mr. Abichandani joined Fidelity as an equity research analyst in 1998.

Ramin Arani is manager of Health Care, which he has managed since
August 1999. He also manages other Fidelity funds. Mr. Arani joined Fidelity as a research associate in 1992.

Steven Calhoun is manager of Retailing, which he has managed since August 1999. Mr. Calhoun joined Fidelity as a research analyst in 1994.

James Catudal is manager of Financial Services, which he has managed since February 2000. He also manages another Fidelity fund. Since joining Fidelity in 1997, Mr. Catudal has worked as an analyst and manager. Previously, he was an equity analyst with State Street Research & Management. He received an MBA from the Amos Tuck School at Dartmouth College in 1995.

Matthew Fruhan is manager of Food and Agriculture, which he has managed since November 1999. Mr. Fruhan joined Fidelity in 1995 and became an equity analyst in 1999 after receiving his MBA from Harvard Business School in 1999.

Ian Gutterman is manager of Environmental Services, which he has managed since November 1999. Mr. Gutterman joined Fidelity as an equity analyst in 1999 after receiving his MBA from the University of Chicago.

Brian Hanson is manager of Electronics, which he has managed since
February 2000. Since joining Fidelity in    1996    , Mr. Hanson has
worked as an    equity research     analyst.

Brian Hogan is manager of Construction and Housing and Cyclical Industries, which he has managed since April 1999 and February 2000, respectively. He also manages another Fidelity fund. Since joining Fidelity in 1994, Mr. Hogan has worked as a fixed-income analyst, research analyst and manager.

Rajiv Kaul is manager of Developing Communications, which he has managed since February 2000. Since joining Fidelity in 1996, Mr. Kaul has worked as a research associate and equity analyst. He received a bachelor of arts degree in government from Harvard College in 1995.

Yolanda McGettigan is manager of Biotechnology, which she has managed since February 2000. Since joining Fidelity in 1997, Ms. McGettigan has worked as an analyst and manager. She received an MBA from the Fuqua School of Business at Duke University in 1997.

Douglas Nigen is manager of Automotive, which he has managed since September 1999. Mr. Nigen joined Fidelity as a research analyst in 1997 after receiving his MBA from the University of Chicago.

Scott Offen is manager of Energy and Natural Resources, both of which he has managed since September 1999. He also manages another Fidelity fund. Since joining Fidelity in 1985, Mr. Offen has worked as a research analyst and portfolio manager.

Samuel Peters is manager of Banking, which he has managed since
February 2000. Mr. Peters joined Fidelity in 1999 as an equity analyst after receiving his MBA from the University of Chicago. Previously, he was an investment consultant and assistant branch manager with The Principal Financial Securities, Inc. from 1992 to 1997.

John Porter is manager of Consumer Industries, which he has managed since September 1999. He also manages another Fidelity fund. Mr.
Porter joined Fidelity as an analyst in 1995, after receiving his MBA from the University of Chicago.

Lawrence Rakers is manager of Computers and Technology, which he has managed since January 2000 and February 2000, respectively. He also manages another Fidelity fund. Mr. Rakers joined Fidelity as an analyst in 1993.

John Roth is manager of Utilities Growth, which he has managed since November 1999. Mr. Roth joined Fidelity as an equity analyst in 1999 after receiving his MBA from MIT Sloan School of Management in 1999.

Michael Tarlowe is manager of Leisure and Multimedia, both of which he has managed since January 2000. Mr. Tarlowe joined Fidelity as an analyst in 1994 after receiving a bachelor of business administration degree in finance from the University of Michigan.

Simon Wolf is manager of Business Services and Outsourcing, which he has managed since January 2000. Mr. Wolf joined Fidelity as a research associate in 1996. Previously, he worked for Salomon Brothers as an analyst from 1993 to 1996. Mr. Wolf received a bachelor of science degree in economics from the University of Pennsylvania in 1992.

Dylan Yolles is manager of Software and Computer Services, which he has managed since September 1999. Mr. Yolles joined Fidelity in 1997 as an equity analyst, after receiving a bachelor of arts degree in 1991 and an MBA in 1997, both from Stanford University.

Jonathan Zang is manager of Chemicals, which he has managed since
September 1999. Mr. Zang joined Fidelity in 1997 as an equity analyst, after receiving his MBA from the University of Chicago in 1997.
Previously, he was an investment officer with Hawaiian Trust Company, in Honolulu, from 1992 to 1995.

Christian Zann is manager of Natural Gas, which he has managed since August 1999. Mr. Zann joined Fidelity as an equity research associate in 1996.

The following information replaces similar information found under the heading "Fund Management" in the "Fund Services" section beginning on page P-69.

FMR pays FIMM, FMR U.K., and FMR Far East for providing sub-advisory services. FMR Far East pays FIJ for providing sub-advisory services.

The following information replaces the fourth paragraph found under the heading "Fund Distribution" in the "Fund Services" section on page P-71.

Each stock fund's sales charge may be reduced if you buy directly through Fidelity or through prototype or prototype-like retirement plans sponsored by FMR or FMR Corp. The amount you invest, plus the value of your account, must fall within the ranges shown below. Purchases made with assistance or intervention from a financial intermediary are not eligible for a sales charge reduction.




SUPPLEMENT TO THE
FIDELITY(registered trademark) SELECT PORTFOLIOS(registered trademark) APRIL 29, 1999
STATEMENT OF ADDITIONAL INFORMATION

   At a recent shareholder meeting for Fidelity Select Precious Metals and Minerals Portfolio, shareholders approved the merger of this fund into Fidelity Select Gold Portfolio. On or about the close of business of the New York Stock Exchange on February 29, 2000, shareholders of Fidelity Select Precious Metals and Minerals Portfolio will receive the number of full and fractional shares of Fidelity Select Gold Portfolio equal in value to the aggregate net asset value of their shares of Fidelity Select Precious Metals and Minerals Portfolio. Fidelity has agreed to limit the total operating expenses of Fidelity Select Gold Portfolio to 1.54% of average net assets through February 28, 2001, after which Fidelity Select Gold Portfolio's expenses could increase.

REGIONAL BANKS PORTFOLIO HAS BEEN RENAMED BANKING PORTFOLIO. ALL
REFERENCES TO REGIONAL BANKS PORTFOLIO THROUGHOUT THIS SAI SHOULD BE REPLACED WITH BANKING PORTFOLIO.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOR EACH STOCK FUND (EXCEPT BUSINESS SERVICES AND OUTSOURCING PORTFOLIO, CYCLICAL INDUSTRIES PORTFOLIO, MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO, AND NATURAL RESOURCES PORTFOLIO) FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.

(v) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental limitation (2)).

(vii) The fund does not currently intend to lend assets other than securities to other parties, except (a) by lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOR EACH OF BUSINESS SERVICES AND OUTSOURCING PORTFOLIO, CYCLICAL INDUSTRIES
PORTFOLIO, MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO, AND NATURAL
RESOURCES PORTFOLIO FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 3.

(v) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental limitation (2)).

(vii) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOR MONEY
MARKET PORTFOLIO FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 5.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party.

(vii) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.

SOURCES OF CREDIT OR LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "PERFORMANCE" SECTION ON PAGE 24.

   A fund may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. The share price of a stock fund, the yield of the money market fund, and return fluctuate in response to market conditions and other factors, and the value of a stock fund's shares when redeemed may be more or less than their original cost.

       YIELD CALCULATIONS (MONEY MARKET FUND).    To compute the yield
for the fund for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. The fund also may calculate an effective yield by compounding the base period return over a one-year period. In addition to the current yield, the fund may quote yields in advertising based on any historical seven-day period. Yields for the fund are calculated on the same basis as other money market funds, as required by applicable regulation.

   Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

   Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

THE FOLLOWING INFORMATION HAS BEEN REMOVED FROM THE "TRUSTEES AND
OFFICERS" SECTION BEGINNING ON PAGE 51.

   J. GARY BURKHEAD (57), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.

E. BRADLEY JONES (71), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

   RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

LEONARD M. RUSH (53), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).

THE FOLLOWING INFORMATION SUPPLEMENTS THE SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 51.

NED C. LAUTENBACH (55), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

   ROBERT A. DWIGHT (41),Treasurer (2000), is Treasurer of the Fidelity funds and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

MARIA F. DWYER (41), Deputy Treasurer (2000), is Deputy Treasurer of the Fidelity funds and is a Vice President (1999) and an employee
(1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

THE FOLLOWING INFORMATION REPLACES THE COMPENSATION TABLE FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 53.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended February 28, 1999, or calendar year ended December 31, 1998, as applicable.

Compensation Table


AGGREGATE COMPENSATION FROM A    Edward C.  Johnson 3d**  Abigail P.  Johnson**  Ralph F. Cox  Phyllis Burke Davis
FUNDA

Air TransportationB              $ 0                      $ 0                    $ 36           $ 36

AutomotiveB                      $ 0                      $ 0                    $ 20           $ 19

BiotechnologyB                   $ 0                      $ 0                    $ 194          $ 191

Brokerage and Investment         $ 0                      $ 0                    $ 252          $ 248
ManagementB

Business Services and            $ 0                      $ 0                    $ 17           $ 17
OutsourcingB

ChemicalsB                       $ 0                      $ 0                    $ 17           $ 17

ComputersB                       $ 0                      $ 0                    $ 316          $ 311

Construction and HousingB        $ 0                      $ 0                    $ 28           $ 27

Consumer IndustriesB             $ 0                      $ 0                    $ 26           $ 26

Cyclical IndustriesB             $ 0                      $ 0                    $ 1            $ 1

Defense and AerospaceB           $ 0                      $ 0                    $ 20           $ 20

Developing CommunicationsB       $ 0                      $ 0                    $ 96           $ 94

ElectronicsB                     $ 0                      $ 0                    $ 761          $ 751

EnergyB                          $ 0                      $ 0                    $ 49           $ 49

Energy ServiceB                  $ 0                      $ 0                    $ 241          $ 238

Environmental ServicesB          $ 0                      $ 0                    $ 7            $ 7

Financial ServicesB              $ 0                      $ 0                    $ 216          $ 213

Food and AgricultureB            $ 0                      $ 0                    $ 80           $ 79

GoldB                            $ 0                      $ 0                    $ 73           $ 72

Health CareB,C,D                 $ 0                      $ 0                    $ 843          $ 832

Home FinanceB                    $ 0                      $ 0                    $ 487          $ 481

Industrial EquipmentB            $ 0                      $ 0                    $ 15           $ 15

Industrial MaterialsB            $ 0                      $ 0                    $ 6            $ 6

InsuranceB                       $ 0                      $ 0                    $ 39           $ 38

LeisureB                         $ 0                      $ 0                    $ 98           $ 96

Medical DeliveryB                $ 0                      $ 0                    $ 55           $ 54

Medical Equipment and SystemsB+  $ 0                      $ 0                    $ 5            $ 5

MultimediaB                      $ 0                      $ 0                    $ 44           $ 43

Natural GasB                     $ 0                      $ 0                    $ 18           $ 18

Natural ResourcesB               $ 0                      $ 0                    $ 2            $ 2

Paper and Forest ProductsB       $ 0                      $ 0                    $ 6            $ 6

Precious Metals and MineralsB    $ 0                      $ 0                    $ 53           $ 52

Regional BanksB                  $ 0                      $ 0                    $ 439          $ 433

RetailingB                       $ 0                      $ 0                    $ 91           $ 90




Compensation Table


AGGREGATE COMPENSATION
FROM A                       Robert M. Gates  E. Bradley Jones****  Donald J. Kirk  Ned C. Lautenbach***  Peter S. Lynch**
FUNDA

Air TransportationB               $ 36             $ 36                  $ 36           $ 0                    $ 0

AutomotiveB                       $ 20             $ 19                  $ 20           $ 0                    $ 0

BiotechnologyB                    $ 193            $ 192                 $ 194          $ 0                    $ 0

Brokerage and Investment          $ 253            $ 251                 $ 255          $ 0                    $ 0
ManagementB

Business Services and             $ 17             $ 17                  $ 18           $ 0                    $ 0
OutsourcingB

ChemicalsB                        $ 17             $ 17                  $ 17           $ 0                    $ 0

ComputersB                        $ 315            $ 313                 $ 315          $ 0                    $ 0

Construction and HousingB         $ 28             $ 27                  $ 28           $ 0                    $ 0

Consumer IndustriesB              $ 26             $ 26                  $ 27           $ 0                    $ 0

Cyclical IndustriesB              $ 1              $ 1                   $ 1            $ 0                    $ 0

Defense and AerospaceB            $ 20             $ 20                  $ 20           $ 0                    $ 0

Developing CommunicationsB        $ 96             $ 95                  $ 96           $ 0                    $ 0

ElectronicsB                      $ 761            $ 756                 $ 763          $ 0                    $ 0

EnergyB                           $ 49             $ 49                  $ 50           $ 0                    $ 0

Energy ServiceB                   $ 242            $ 240                 $ 243          $ 0                    $ 0

Environmental ServicesB           $ 7              $ 7                   $ 7            $ 0                    $ 0

Financial ServicesB               $ 216            $ 214                 $ 218          $ 0                    $ 0

Food and AgricultureB             $ 80             $ 79                  $ 80           $ 0                    $ 0

GoldB                             $ 72             $ 72                  $ 73           $ 0                    $ 0

Health CareB,C,D                  $ 842            $ 837                 $ 848          $ 0                    $ 0

Home FinanceB                     $ 488            $ 485                 $ 493          $ 0                    $ 0

Industrial EquipmentB             $ 15             $ 15                  $ 15           $ 0                    $ 0

Industrial MaterialsB             $ 6              $ 6                   $ 6            $ 0                    $ 0

InsuranceB                        $ 39             $ 39                  $ 39           $ 0                    $ 0

LeisureB                          $ 98             $ 97                  $ 99           $ 0                    $ 0

Medical DeliveryB                 $ 55             $ 55                  $ 56           $ 0                    $ 0

Medical Equipment and SystemsB+   $ 5              $ 5                   $ 5            $ 0                    $ 0

MultimediaB                       $ 44             $ 43                  $ 44           $ 0                    $ 0

Natural GasB                      $ 18             $ 18                  $ 19           $ 0                    $ 0

Natural ResourcesB                $ 2              $ 2                   $ 2            $ 0                    $ 0

Paper and Forest ProductsB        $ 6              $ 6                   $ 6            $ 0                    $ 0

Precious Metals and MineralsB     $ 53             $ 53                  $ 53           $ 0                    $ 0

Regional BanksB                   $ 440            $ 437                 $ 443          $ 0                    $ 0

RetailingB                        $ 91             $ 91                  $ 92           $ 0                    $ 0




Compensation Table


AGGREGATE COMPENSATION
FROM A                      William O. McCoy   Gerald C. McDonough  Marvin L. Mann  Robert C. Pozen **  Thomas R. Williams
FUNDA

Air TransportationB               $ 36              $ 44                  $ 36            $ 0                 $ 36

AutomotiveB                       $ 20              $ 24                  $ 20            $ 0                 $ 20

BiotechnologyB                    $ 193             $ 237                 $ 193           $ 0                 $ 193

Brokerage and Investment          $ 253             $ 309                 $ 253           $ 0                 $ 253
ManagementB

Business Services and             $ 17              $ 21                  $ 17            $ 0                 $ 17
OutsourcingB

ChemicalsB                        $ 17              $ 21                  $ 17            $ 0                 $ 17

ComputersB                        $ 315             $ 385                 $ 315           $ 0                 $ 315

Construction and HousingB         $ 28              $ 34                  $ 28            $ 0                 $ 28

Consumer IndustriesB              $ 26              $ 32                  $ 26            $ 0                 $ 26

Cyclical IndustriesB              $ 1               $ 2                   $ 1             $ 0                 $ 1

Defense and AerospaceB            $ 20              $ 25                  $ 20            $ 0                 $ 20

Developing CommunicationsB        $ 96              $ 117                 $ 96            $ 0                 $ 96

ElectronicsB                      $ 761             $ 931                 $ 761           $ 0                 $ 761

EnergyB                           $ 49              $ 60                  $ 49            $ 0                 $ 49

Energy ServiceB                   $ 242             $ 296                 $ 242           $ 0                 $ 242

Environmental ServicesB           $ 7               $ 9                   $ 7             $ 0                 $ 7

Financial ServicesB               $ 216             $ 264                 $ 216           $ 0                 $ 216

Food and AgricultureB             $ 80              $ 98                  $ 80            $ 0                 $ 80

GoldB                             $ 72              $ 89                  $ 72            $ 0                 $ 72

Health CareB,C,D                  $ 842             $ 1,031               $ 842           $ 0                 $ 842

Home FinanceB                     $ 488             $ 598                 $ 488           $ 0                 $ 488

Industrial EquipmentB             $ 15              $ 18                  $ 15            $ 0                 $ 15

Industrial MaterialsB             $ 6               $ 7                   $ 6             $ 0                 $ 6

InsuranceB                        $ 39              $ 48                  $ 39            $ 0                 $ 39

LeisureB                          $ 98              $ 120                 $ 98            $ 0                 $ 98

Medical DeliveryB                 $ 55              $ 67                  $ 55            $ 0                 $ 55

Medical Equipment and SystemsB+   $ 5               $ 6                   $ 5             $ 0                 $ 5

MultimediaB                       $ 44              $ 54                  $ 44            $ 0                 $ 44

Natural GasB                      $ 18              $ 23                  $ 18            $ 0                 $ 18

Natural ResourcesB                $ 2               $ 3                   $ 2             $ 0                 $ 2

Paper and Forest ProductsB        $ 6               $ 8                   $ 6             $ 0                 $ 6

Precious Metals and MineralsB     $ 53              $ 65                  $ 53            $ 0                 $ 53

Regional BanksB                   $ 440             $ 539                 $ 440           $ 0                 $ 440

RetailingB                        $ 91              $ 112                 $ 91            $ 0                 $ 91



Compensation Table continued


AGGREGATE COMPENSATION FROM A    Edward C.  Johnson 3d**  Abigail P.  Johnson**  Ralph F. Cox  Phyllis Burke Davis
FUNDA

Software and Computer ServicesB  $ 0                      $ 0                    $ 191          $ 188

TechnologyB                      $ 0                      $ 0                    $ 240          $ 237

TelecommunicationsB              $ 0                      $ 0                    $ 263          $ 259

TransportationB                  $ 0                      $ 0                    $ 10           $ 10

Utilities GrowthB                $ 0                      $ 0                    $ 138          $ 136

Money MarketB                    $ 0                      $ 0                    $ 326          $ 322

TOTAL COMPENSATION FROM THE      $ 0                      $ 0                    $ 223,500     $ 220,500
FUND COMPLEX*,A




Compensation Table continued


AGGREGATE COMPENSATION
FROM A                       Robert M. Gates  E. Bradley Jones****  Donald J. Kirk  Ned C. Lautenbach***  Peter S. Lynch**
FUNDA

Software and Computer ServicesB   $ 191            $ 189                 $ 192          $ 0                    $ 0

TechnologyB                       $ 240            $ 239                 $ 240          $ 0                    $ 0

TelecommunicationsB               $ 263            $ 261                 $ 265          $ 0                    $ 0

TransportationB                   $ 10             $ 10                  $ 10           $ 0                    $ 0

Utilities GrowthB                 $ 138            $ 137                 $ 138          $ 0                    $ 0

Money MarketB                     $ 326            $ 323                 $ 330          $ 0                    $ 0

TOTAL COMPENSATION FROM THE      $ 223,500        $222,000              $ 226,500       $ 0                    $ 0
FUND COMPLEX*,A




Compensation Table continued


AGGREGATE COMPENSATION
FROM A                      William O. McCoy   Gerald C. McDonough  Marvin L. Mann  Robert C. Pozen **  Thomas R. Williams
FUNDA

Software and Computer ServicesB   $ 191             $ 233                 $ 191           $ 0                 $ 191

TechnologyB                       $ 240             $ 294                 $ 240           $ 0                 $ 240

TelecommunicationsB               $ 263             $ 322                 $ 263           $ 0                 $ 263

TransportationB                   $ 10              $ 12                  $ 10            $ 0                 $ 10

Utilities GrowthB                 $ 138             $ 169                 $ 138           $ 0                 $ 138

Money MarketB                     $ 326             $ 396                 $ 326           $ 0                 $ 326

TOTAL COMPENSATION FROM THE      $ 223,500          $ 273,500             $ 220,500      $ 0                 $ 223,500
FUND COMPLEX*,A



* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.
** Interested Trustees of the funds    and     Ms. Johnson        are
compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** Mr. Jones served on the Board of Trustees through December 31,
1999.

+ Estimated

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $379; Phyllis Burke Davis, $379; Robert M. Gates, $379; E. Bradley Jones, $379; Donald J. Kirk, $379; William O. McCoy, $379; Gerald C. McDonough, $443; Marvin L. Mann, $379; and Thomas R. Williams, $379.

D Certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows:
Ralph F. Cox, $321, Health Care; William O. McCoy, $321, Health Care; Marvin L. Mann, $263, Health Care; and Thomas R. Williams, $321, Health Care.

THE FOLLOWING INFORMATION SUPPLEMENTS SIMILAR INFORMATION FOUND IN THE "CONTROL OF INVESTMENT ADVISERS" SECTION BEGINNING ON PAGE 55.

Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of Fidelity Investments Japan Ltd. (FIJ). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world.

THE FOLLOWING INFORMATION REPLACES THE "GROUP FEE RATE" AND "EFFECTIVE ANNUAL FEE RATE" SCHEDULES FOR THE MONEY MARKET FUND FOUND ON PAGE 57.

GROUP FEE RATE SCHEDULE                EFFECTIVE ANNUAL FEE RATES

Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .3700%            $    1 billion   .3700%

 3 - 6                .3400              50              .2188

 6 - 9                .3100              100             .1869

 9 - 12               .2800              150             .1736

 12 - 15              .2500              200             .1652

 15 - 18              .2200              250             .1587

 18 - 21              .2000              300             .1536

 21 - 24              .1900              350             .1494

 24 - 30              .1800              400             .1459

 30 - 36              .1750              450             .1427

 36 - 42              .1700              500             .1399

 42 - 48              .1650              550             .1372

 48 - 66              .1600              600             .1349

 66 - 84              .1550              650             .1328

 84 - 120             .1500              700             .1309

 120 - 156            .1450              750             .1291

 156 - 192            .1400              800             .1275

 192 - 228            .1350              850             .1260

 228 - 264            .1300              900             .1246

 264 - 300            .1275              950             .1233

 300 - 336            .1250             1,000            .1220

 336 - 372            .1225             1,050            .1209

 372 - 408            .1200             1,100            .1197

 408 - 444            .1175             1,150            .1187

 444 - 480            .1150             1,200            .1177

 480 - 516            .1125             1,250            .1167

 516 - 587            .1100             1,300            .1158

 587 - 646            .1080             1,350            .1149

 646 - 711            .1060             1,400            .1141

 711 - 782            .1040

 782 - 860            .1020

 860 - 946            .1000

 946 - 1,041          .0980

 1,041 - 1,145        .0960

 1,145 - 1,260        .0940

 over - 1,260         .0920


THE FOLLOWING INFORMATION REPLACES THE "GROUP FEE RATE" AND "EFFECTIVE ANNUAL FEE RATE" SCHEDULES FOR THE STOCK FUNDS FOUND ON PAGE 58.

GROUP FEE RATE SCHEDULE                 EFFECTIVE ANNUAL FEE RATES

Average Group Assets  Annualized  Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .5200%             $     1 billion  .5200%

 3 - 6                .4900               50              .3823

 6 - 9                .4600               100             .3512

 9 - 12               .4300               150             .3371

 12 - 15              .4000               200             .3284

 15 - 18              .3850               250             .3219

 18 - 21              .3700               300             .3163

 21 - 24              .3600               350             .3113

 24 - 30              .3500               400             .3067

 30 - 36              .3450               450             .3024

 36 - 42              .3400               500             .2982

 42 - 48              .3350               550             .2942

 48 - 66              .3250               600             .2904

 66 - 84              .3200               650             .2870

 84 - 102             .3150               700             .2838

 102 - 138            .3100               750             .2809

 138 - 174            .3050               800             .2782

 174 - 210            .3000               850             .2756

 210 - 246            .2950               900             .2732

 246 - 282            .2900               950             .2710

 282 - 318            .2850              1,000            .2689

 318 - 354            .2800              1,050            .2669

 354 - 390            .2750              1,100            .2649

 390 - 426            .2700              1,150            .2631

 426 - 462            .2650              1,200            .2614

 462 - 498            .2600              1,250            .2597

 498 - 534            .2550              1,300            .2581

 534 - 587            .2500              1,350            .2566

 587 - 646            .2463              1,400            .2551

 646 - 711            .2426

 711 - 782            .2389

 782 - 860            .2352

 860 - 946            .2315

 946 - 1,041          .2278

 1,041 - 1,145        .2241

 1,145 - 1,260        .2204

 over - 1,260         .2167


THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 62.

SUB-ADVISERS. On behalf of the stock funds, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States and FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.

THE FOLLOWING INFORMATION SUPPLEMENTS SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 62.

On behalf of the stock funds, FMR Far East has entered into a sub-advisory agreement with FIJ pursuant to which FMR Far East may receive from FIJ investment research and advice relating to Japanese issuers (and such other Asian issuers as FMR Far East may designate).

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "MANAGEMENT CONTRACTS" SECTION ON PAGE 62.

For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services. For providing non-discretionary investment advice and research services, FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.